UBS Money Market Fund
Supplement to the Statement of Additional Information
(“SAI”)
Dated June 28, 2010, as previously supplemented

March 10, 2011

Dear Investor:

The purpose of this supplement is to provide you with information regarding the intention of UBS Money Market Fund (the “Fund”), a series of UBS Master Series, Inc., to invest to a limited degree in Rule 2a-7 eligible tax-exempt instruments when the Fund’s investment advisor, UBS Global Asset Management (Americas) Inc., believes such investments provide attractive investment opportunities (for example, indirect exposure to certain high quality banks that provide letters of credit or other enhancements to those tax-exempt instruments).

Investments in municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value and/or the distributions paid by the Fund. Municipalities continue to experience difficulties in the current economic environment.

Investment in such tax-exempt instruments is currently permitted under the Fund’s investment policies; however, the Fund has not historically made investments in such instruments.

As a result of this, the SAI is hereby revised as follows:

The following is added at the end of the fourth paragraph in the section captioned “The fund and its investment policies” on page 2 of the SAI:

The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax.

The following is added following the second paragraph in the section captioned “The fund’s investments, related risks and limitations” on page 7 of the SAI:

Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

The following is added following the last paragraph in the section captioned “Taxes” on page 37 of the SAI:

Dividends paid by the fund will not qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS465

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